EXHIBIT 10.1
                                                                    ------------



                           MASTER SETTLEMENT AGREEMENT
                           ---------------------------

            This Master Settlement Agreement, dated October 31, 2006 (the "Master Settlement Agreement"), is by and among FINOVA, the Thaxton Debtors, the Committee, the Proposed Class Representative on behalf of the Proposed Class, and the Additional Defendants. All capitalized terms used herein shall have the meaning set forth in Section I of this Master Settlement Agreement.

                                    RECITALS
                                    --------

            WHEREAS, on April 4, 2001, FINOVA and the Thaxton Borrowers entered into the Loan Agreement and certain Loan Documents;

            WHEREAS, pursuant to the Loan Agreement and Loan Documents, the Thaxton Borrowers granted FINOVA the FINOVA Liens to secure their joint and several obligations under the Loan Agreement;

            WHEREAS, on October 16, 2003, Earle B. Gregory and certain other plaintiffs filed the Gregory Putative Class Action in the Court of Common Pleas of Lancaster County, South Carolina;

            WHEREAS, on the Petition Date, each of the Thaxton Debtors filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the Delaware Bankruptcy Court;

            WHEREAS, on November 14, 2003, FINOVA removed the Gregory Putative Class Action to the South Carolina District Court;

            WHEREAS, on November 25, 2003, Thomas Moore and certain other plaintiffs filed the Moore Action in the South Carolina District Court;

            WHEREAS, on December 3, 2003, Grant Hall and certain other plaintiffs filed the Hall Action in the Superior Court for Mecklenberg County, North Carolina;

            WHEREAS, on December 2, 2003, FINOVA filed the Bankruptcy Injunction Action;

            WHEREAS, on December 3, 2003, Sam Jones Wood and certain other plaintiffs filed the Wood Action in the Superior Court for Gwinnett County, Georgia;

            WHEREAS, on January 5, 2004, FINOVA removed the Hall Action to the North Carolina District Court, and the Wood Action to the Georgia District Court;

            WHEREAS, on January 9, 2004, Charles Shope and certain other plaintiffs filed the Shope Action in the Ohio District Court;



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            WHEREAS, on March 24, 2004, the Committee filed the Adversary
Proceeding against FINOVA, and the Committee Substantive Consolidation Motion in the Delaware Bankruptcy Court;

            WHEREAS, on June 18, 2004, the JPML issued an order transferring the Hall Action, the Wood Action and the Shope Action to the South Carolina District Court for coordinated pre-trial proceedings with the Gregory Putative Class Action and the Moore Action;

            WHEREAS, on June 24, 2004, the Adversary Proceeding was removed to the Delaware District Court;

            WHEREAS, on August 3, 2004, the JPML issued an order transferring the Adversary Proceeding to the South Carolina District Court as a "tag-along" proceeding for coordinated pre-trial proceedings with the Gregory Putative Class Action, the Moore Action, the Hall Action, the Wood Action, and the Shope Action;

            WHEREAS, on August 16, 2004, the Thaxton Debtors filed the Thaxton Debtors' Substantive Consolidation Motion;

            WHEREAS, during September and October 2004, the Delaware Bankruptcy Court conducted a four day trial on the Substantive Consolidation Request;

            WHEREAS, on June 8, 2005, the South Carolina District Court issued its Gregory Class Certification Order in the Gregory Putative Class Action;

            WHEREAS, on March 14, 2006, the Fourth Circuit entered an order reversing the Gregory Class Certification Order;

            WHEREAS, on March 20, 2006, the South Carolina District Court issued its Partial Summary Judgment Order in the Adversary Proceeding;

            WHEREAS, on March 23, 2006, FINOVA filed the Summary Judgment Appeal with the Fourth Circuit, which appeal remains pending as of the date hereof;

            WHEREAS, on May 19, 2006, the South Carolina District Court issued its Injunction Denial Order;

            WHEREAS, on May 24, 2006, FINOVA filed the Injunction Appeal with the Fourth Circuit, which appeal remains pending as of the date hereof;

            WHEREAS, on June 8, 2006, certain Proposed Class Members filed the Society Action in the South Carolina District Court;


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            WHEREAS, on September 6, 2006, the JPML entered an order referring the Hall Action back to the North Carolina District Court, the Wood Action back to the Georgia District Court, and the Shope Action back to the Ohio District Court;

            WHEREAS, on September 6, 2006, the JPML entered an order referring the Adversary Proceeding back to the Delaware District Court;

            WHEREAS, on September 11, 2006, the Delaware Bankruptcy Court entered the Stipulated Thaxton Trust Account Order;

            WHEREAS, Proposed Class Counsel has informed FINOVA and the Additional Defendants that it intends to seek certification of the Proposed Class in the Gregory Putative Class Action in the South Carolina District Court;

            WHEREAS, in connection with the Litigation, the Committee and the Proposed Class have alleged that FINOVA and the Additional Defendants are liable to the Proposed Class Members in connection with the sale of Thaxton Notes by certain Thaxton Debtor Parties to the Proposed Class Members;

            WHEREAS, FINOVA and the Additional Defendant Parties deny all such allegations and any liability to any of the Proposed Class Members, the Thaxton Debtor Parties, any other creditors of the Thaxton Debtor Parties, or the Committee;

            WHEREAS, the Additional Defendants and certain of the Additional Defendant Parties have indicated their intent to assert indemnity claims against FINOVA in connection with the Litigation;

            WHEREAS, the Parties, having taken into account, through their counsel, the risks, delay, and difficulties involved in establishing liability and non-liability and the further expense, burden and uncertainty of continuing the Litigation, wish to settle and dismiss the Litigation on the terms and conditions set forth herein;

            NOW, THEREFORE, in resolution of the entirety of the Litigation, and for other good and valuable consideration received, the Parties hereby agree to compromise and settle the Litigation on the terms and conditions set forth herein.

                                 I. DEFINITIONS
                                    -----------

            Additional Defendant Parties. Collectively: (a) the Additional Defendants; (b) all of the current and former affiliate companies of the Additional Defendants; and (c) all of the current and former (i) parents, subsidiaries, predecessors, successors and assigns, officers, directors, executors, administrators, agents, partners, shareholders, members, insurers,


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affiliated persons or entities, attorneys, other professionals, and employees of
(ii) any of (a) or (b).

            Additional Defendants. Collectively: (a) FINOVA Group; (b) Berkadia Equity Holdings, LLC, a Delaware limited liability company; (c) Berkadia Management, LLC, a Delaware limited liability company; (d) Berkshire Hathaway, Inc., a Delaware corporation; (e) Leucadia National Corporation, a New York corporation; (f) Thomas Mara, a natural person and resident of the State of New Jersey; (g) Berkadia, LLC, a Delaware limited liability company; (h) Berkadia II, LLC, a Delaware limited liability company; and (i) BH Finance, LLC, a Nebraska limited liability company.

            Additional   Thaxton  Entities.   Collectively:   (a)  Covington
Credit of Alabama, Inc.; (b) TICO Reinsurance, Ltd.; (c) Fitch National Reinsurance, Ltd.; and (d) SoCo Reinsurance, Ltd.

            Adversary Proceeding. That certain proceeding originally filed by the Committee, on behalf of the Thaxton Debtors, in the Delaware Bankruptcy Court against FINOVA styled The Official Committee of Unsecured Creditors of the Thaxton Group, Inc. v. FINOVA Capital Corporation, Adversary No. 04-53129, and currently pending in the Delaware District Court as Case No. 04-CV-0476, and with respect to Count XII, in which judgment has been entered by the South Carolina District Court, which proceeding seeks, inter alia, to disallow FINOVA's Claims under the Loan Documents.

            Argo. Collectively: (a) Argo Partners, LLC, a Delaware limited liability company; and (b) all of its current and former affiliate companies, parents, subsidiaries, predecessors, successors and assigns, current and former officers, directors, executors, administrators, agents, partners, shareholders, members, insurers, affiliated companies, attorneys, other professionals, and employees.

            ASM. Collectively: (a) ASM Capital, L.P., a Delaware limited partnership; (b) ASM Capital II, L.P., a Delaware limited partnership; (c) ASM Capital Acquisition Thaxton G.P., a Delaware general partnership; and (d) all of the current and former affiliate companies, parents, subsidiaries, predecessors, successors and assigns, current and former officers, directors, executors, administrators, agents, partners, shareholders, members, insurers, affiliated companies, attorneys, other professionals, and employees of any of the foregoing.

            Avoidance Actions. Any and all Claims of any of the Thaxton Debtors arising under any section of chapter 5 of the Bankruptcy Code, including, without limitation, Bankruptcy Code ss.ss. 502, 510, 541, 542, 543, 544, 545, 547, 548, 549, 550, 551 and 553.

            Bankruptcy Injunction Action. That certain proceeding, filed and currently pending in the Delaware Bankruptcy Court styled FINOVA Capital Corporation v. Gregory, et. al., Adversary No. 03-59270.


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            Business Day. Any day, other than a Saturday, Sunday, or federal holiday, in which commercial banks are open for business to the public in Wilmington, Delaware.

            Claims. Any and all claims (including, without limitation, bankruptcy claims), controversies, actions, causes of actions, demands, torts, damages, costs, attorneys' fees, moneys due on account, obligations, judgments or liabilities of any kind whatsoever in law or equity, arising out of agreement or imposed by statute, common law or otherwise, from the beginning of time to the Effective Date, whether or not known now, anticipated, unanticipated, suspected or claimed, fixed or contingent, whether yet accrued or not, and whether damage has resulted from such or not.

            Claims Trader. Any Proposed Class Member that purchased from a Note Seller, was transferred by a Note Seller, or was assigned by a Note Seller all or any portion of: (1) a Thaxton Note or a claim related thereto; or (2) any litigation rights related to a Thaxton Note or a claim related thereto, including, without limitation, any claims or causes of action against FINOVA, any of the Additional Defendant Parties, or any of the Thaxton Debtor Parties; provided, however, that the fact that a person or entity has purchased, was transferred, or was assigned any of the foregoing solely as a result of the death of the transferor shall not make such person or entity a Claims Trader with respect to such purchased, transferred, or assigned rights. For purposes of clarification, each of ASM, Argo, and Regent is a Claims Trader.

            Class Notice. That certain Class Notice attached hereto as Exhibit 1, or such other class notice that: (a) explains the right to opt out by filing an Opt Out Request, how to complete, file and serve such Opt Out Request, and the effects of doing so; (b) explains the right to opt out and provide an Independent Release, how to obtain and complete, file and serve the Independent Release, and the effects of doing so; (c) explains the right of Note Sellers to file a Note Seller Notice Of Intent To Assert Claim Form, how to obtain and complete, file and serve the Note Seller Notice Of Intent To Assert Claim Form, and the effects of doing so; and (d) is in form and substance acceptable to each of the Parties, in its sole and absolute discretion.

            Class Notice Mailing Date. The second Business Day on or after the date on which the Preliminary Class Settlement Approval Order is entered.

            Committee. The Official Committee of Unsecured Creditors in the Thaxton Debtors' Bankruptcy Cases.

            Committee Parties. The Committee, its current and former members, and its attorneys and other professionals.

            Committee Substantive Consolidation Motion. That certain motion, filed March 24, 2004 by the Committee in the Delaware Bankruptcy Court, seeking substantive consolidation of the estates of the Thaxton Debtors in the Thaxton Debtors' Bankruptcy Cases.

            Delaware Bankruptcy Court. The United States Bankruptcy Court for the District of Delaware.

            Delaware District Court. The United States District Court for the District of Delaware.

            Disclosure Statement. The disclosure statement that relates to the Plan and is prepared in accordance with section 1125 of the Bankruptcy Code and Rule 3018 of the Federal Rules of Bankruptcy Procedure, as such disclosure statement may be amended, modified or supplemented (and all exhibits and schedules annexed thereto or referred to therein), and is approved by the Delaware Bankruptcy Court.

            Disclosure Statement Order. An order approving the Disclosure Statement with respect to the Plan that is in form and substance acceptable to each of the Parties, in its sole and absolute discretion.

            Dismissal Orders. Collectively, the following orders dismissing with prejudice as of the Effective Date the following actions, all of which orders are in form and substance acceptable to each of the Parties in its sole and absolute discretion: (1) by both the South Carolina District Court and the Delaware District Court, the entirety of the Adversary Proceeding, including Count XII thereof; (2) by the Delaware Bankruptcy Court, the Bankruptcy Injunction Action; (3) by the South Carolina District Court, the Gregory Putative Class Action; (4) by the North Carolina District Court, the Hall Action; (5) by the Fourth Circuit, the Injunction Appeal; (6) by the South Carolina District Court, the Moore Action; (7) by the Ohio District Court, the Shope Action; (8) by the Fourth Circuit, the Summary Judgment Appeal; and (9) by the Georgia District Court, the Wood Action.

            Effective Date. The definition of the term "Effective Date," as set forth in the Plan, or such other effective date that is agreed to by each of the Parties, in its sole and absolute discretion, by giving written notice of such agreement to each of the other Parties in accordance with Section VII.D of this Master Settlement Agreement.

            Final Class Settlement Approval Order. An order in the Gregory Putative Class Action finally approving the Master Settlement Agreement that is in form and substance acceptable to each of the Parties, in its sole and absolute discretion.

            Final Order. An order or judgment that has not been reversed, modified, or amended, and as to which: (a) the time to appeal or seek review has expired and no timely filed appeal or petition for review, rehearing, remand or certiorari is pending; or (b) any appeal taken or petition for certiorari filed has been resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought, provided, however, that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Federal Rules of Bankruptcy Procedure or other rules governing procedure in cases before the relevant court, may be filed with respect to such order shall not cause such order not to be a Final Order.

            FINOVA. FINOVA Capital Corporation, a Delaware corporation.

            FINOVA Bankruptcy Case. The bankruptcy case of FINOVA, filed on March 7, 2001, and currently pending in the Delaware Bankruptcy Court as Case No. 01-00698.

            FINOVA Claims. Collectively, all Claims held by FINOVA against the Thaxton Debtor Parties or their respective assets, including, without limitation, all Claims arising out of: (a) the Loan Agreement; (b) any of the Loan Documents; or (c) the TLP Settlement Order.

            FINOVA Group.  FINOVA Group Inc., a Delaware corporation.

            FINOVA Liens. The liens granted to FINOVA by the Thaxton Borrowers pursuant to the Loan Agreement and the Loan Documents.

            FINOVA Settlement Approval Order. An order in the FINOVA Bankruptcy
Case: (a) approving FINOVA's entry into the Master Settlement Agreement and its terms under Rule 9019 of the Federal Rules of Bankruptcy Procedure as in the best interests of FINOVA and its creditors, in form and substance acceptable to each of the Parties, in its sole and absolute discretion; and (b) that is otherwise in form and substance acceptable to each of the Parties, in its sole and absolute discretion.

            Fourth Circuit. The United States Court of Appeals for the Fourth Circuit.

            Garrett. James Garrett, a natural person and resident of the state of North Carolina.

            Georgia District Court. The United States District Court for the Northern District of Georgia.

            Gregory Class Certification Order. That certain order, dated June 8, 2005, entered by the South Carolina District Court, certifying a class of noteholders of TGI in the Gregory Putative Class Action.

            Gregory Putative Class Action. That certain action, originally filed in the Court of Common Pleas of Lancaster County, South Carolina against FINOVA and certain other defendants styled Gregory, et al. v. FINOVA Capital Corporation, et al., Case No. 2003-CP-29-697, and subsequently pending in the South Carolina District Court as Case No. 03-CV-03604.

            Hall  Action.  That  certain  action  originally  filed  in  the
Superior Court for Mecklenberg County, North Carolina against FINOVA and certain other defendants styled Hall, et al. v. FINOVA Capital

Corporation, et al., Case No. 03-CVS-20572, and currently pending in the North Carolina District Court as Case No. 04-00003.

            Independent  Processing Agent.  Berdon Claims  Administration,
LLC.

            Independent Release.      That   certain   Independent   Release
attached hereto as Exhibit 2.

            Independent Release Date.  The Opt Out Date.

            Injunction  Appeal.   That  certain  appeal  of  the  Injunction
Denial Order filed with the Fourth Circuit by FINOVA and currently pending.

            Injunction Denial Order. That certain order, dated May 19, 2006, denying FINOVA's motion for the entry of an order enjoining the Gregory Putative Class Action and the Moore Action from proceeding against FINOVA until the completion of the Adversary Proceeding.

            JPML. The Judicial Panel on Multidistrict Litigation.

            Litigation. Collectively: (a) the Adversary Proceeding; (b) the Bankruptcy Injunction Action; (c) the FINOVA Claims and FINOVA Liens; (d) the Gregory Putative Class Action; (e) the Hall Action; (f) the Injunction Appeal;
(g) the Moore Action; (h) the Shope Action; (i) the Society Action; (j) the Substantive Consolidation Request; (k) the Summary Judgment Appeal; (l) the Wood Action; (m) all disputes as to the right to funds in the Thaxton Debtors' Trust Account; (n) all Claims of (i) any of the Thaxton Debtor Parties, any member of the Proposed Class, and the Committee against (ii) FINOVA or any of the Additional Defendant Parties; and (o) all Claims of (i) the Committee or any member of the Proposed Class against (ii) any of the Thaxton Debtors.

            Loan Agreement. That certain Third Amended And Restated Loan And Security Agreement dated as of April 4, 2001 by and between FINOVA and certain of the Thaxton Borrowers, as subsequently amended, modified, or supplemented to date.

            Loan Documents. The "Loan Documents," as that term is defined in the Loan Agreement (including, without limitation, the Stipulated Thaxton Trust Account Order and all cash collateral, sale, and escrow orders entered in the Thaxton Debtors' Bankruptcy Cases), all as subsequently amended, modified, or supplemented to date.

            Moore  Action.   That  certain   action,   filed  in  the  South
Carolina District Court against FINOVA and certain other defendants styled Moore, et al. v. FINOVA Capital Corporation, et al., Case No. 03-CV-03724.

            North Carolina District Court. The United States District Court for the Western District of North Carolina.

            Note Seller. Any Proposed Class Member that sold, transferred, or assigned all or any portion of his, her or its: (1) Thaxton Note or a claim related thereto; or (2) any litigation rights related to a Thaxton Note or a claim related thereto, including, without limitation, any claims or causes of action against FINOVA, any of the Additional Defendant Parties, or any of the Thaxton Debtor Parties; provided, however, that any person that sold, transferred, or assigned any of the foregoing solely as a result of such person's death shall not be a considered a Note Seller.

            Note Seller Claim.  Any Claim asserted by a Note Seller.

            Note Seller Intent To Assert Claim Form. That certain Note Seller Intent To Assert Form Claim Form attached hereto as Exhibit 3, which Note Seller Intent To Assert Claim Form allows each Note Seller to assert that it is entitled to receive some or all of the consideration that FINOVA and the Thaxton Debtors are providing pursuant to this Master Settlement Agreement and/or the Plan.

            Note Seller Notice Date. 5:00 P.M. prevailing Eastern time on the second (2nd) Business Day prior to the Opt Out Date, or such other date and time selected by the Delaware Bankruptcy Court that is acceptable to each of the Parties, in its sole and absolute discretion.

            Ohio District Court.    The  United  States  District  Court for
the Southern District of Ohio.

            Opt Out Amount. In the aggregate, six ($6) million in claims of Proposed Class Members; provided, however, that, for purposes of calculating the Opt Out Amount, the claims of Proposed Class Members that execute an Independent Release in accordance with Section III.C.4.(a) of this Master Settlement Agreement shall not be included in calculating the Opt Out Amount.

            Opt Out Date. 5:00 P.M. prevailing Eastern time on the first Business Day on or after the fortieth (40th) day following the date on which the Preliminary Class Settlement Approval Order is entered, or such other date and time selected by the South Carolina District Court that is acceptable to each of the Parties, in its sole and absolute discretion.

            Opt Out Request. A statement from a Proposed Class Member that such Proposed Class Member wishes to opt out of the Proposed Class.

            Order Vacating Partial Summary Judgment Order. An order vacating in its entirety the Partial Summary Judgment Order as of the Effective Date that is in form and substance acceptable to each of the Parties, in its sole and absolute discretion.

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            Partial Summary Judgment Order. That certain order, dated as of
March 20, 2006, granting the Committee's motion for summary judgment on Count XII of its complaint in the Adversary Proceeding.

            Parties. FINOVA Capital Corporation, the Thaxton Debtors, the Committee, the Proposed Class Representative on behalf of the Proposed Class, and the Additional Defendants.

            Petition Date.  October 17, 2003.

            Plan. A plan (or plans) of reorganization of the Thaxton Debtors that: (a) reflect(s) the provisions of this Master Settlement Agreement; and (b) is/are in form and substance acceptable to each of the Parties, in its sole and absolute discretion.

            Plan Confirmation Order. An order (or orders) confirming the Plan that is/are in form and substance acceptable to each of the Parties, in its sole and absolute discretion.

            Preliminary Class Settlement Approval Order. An order in the Gregory Putative Class Action that approves this Master Settlement Agreement, certifies the Proposed Class in the Gregory Putative Class Action (subject in all cases to Sections V and VI.B of this Master Settlement Agreement), provides that the Class Action Fairness Act does not apply, provides that the South Carolina District Court is willing to consider vacating the Partial Summary Judgment Order, and is in form and substance acceptable to each of the Parties, in its sole and absolute discretion.

            Proposed Class. Collectively: (1) each person or entity that purchased any Thaxton Note or other rights or claims arising from a Thaxton Note at any time from any person or entity, including, without limitation, any Note Sellers and any Claims Traders; and (2) each person or entity that, as of the date hereof and/or the Effective Date, holds any other unsecured Claim against any of the Thaxton Debtor Parties.

            Proposed Class Member. Any person or entity that is a member of the Proposed Class.

            Proposed Class Representative. John C. Tibbs, as proposed representative for the Proposed Class.

            Proposed Class Counsel. Collectively: (a) Bagnell and Eason, LLC; and (b) McGowan, Hood, Felder & Johnson Law Firm.

            Publication Dates. The first Sunday (or, if the Publication Venue is not published on Sunday, the first Business Day) on or after: (a) the 10th day following the entry of the Preliminary Class Settlement Order; and (b) the 24th day following the entry of the Preliminary Class Settlement Approval Order.




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            Publication  Venues.  Collectively:   (a)  USA  Today;  (b)  The
State (South Carolina); (c) The Lancaster News (South Carolina); (d) The Charlotte Observer (North Carolina); (e) The Columbus Dispatch (Ohio); (f)
The  Atlanta   Journal-Constitution   (Georgia);   (g)  The   Clarion-Ledger
(Mississippi); and (h) Business Wire.

            Regent. Regent Capital I, Inc., a Delaware corporation.

            Released Defendants. Collectively: (a) FINOVA; (b) all of the current and former affiliate companies of FINOVA; (c) all of the current and former (i) parents, subsidiaries, predecessors, successors and assigns, officers, directors, executors, administrators, agents, partners, shareholders, members, insurers, affiliated persons or entities, attorneys, other professionals, and employees of (ii) any of (a) or (b); and (d) each of the Additional Defendant Parties.

            Released Plaintiffs. Collectively: (a) the Thaxton Debtor Parties;
(b) the Committee Parties; (c) the Proposed Class Representative; and (d) each Proposed Class Member (provided, however, that a Proposed Class Member is not a Released Plaintiff if such Proposed Class Member (i) properly and timely executes, files and serves an Opt Out Request in accordance with Section III.C.2 of this Master Settlement Agreement, and (ii) does not properly and timely execute, file and serve an Independent Release in accordance with Section III.C.4.(a) of this Master Settlement Agreement, and (iii) properly and timely files any Subsequent Litigation prior to the Subsequent Litigation Bar Date in accordance with Section III.C.4.(b) of this Master Settlement Agreement).

            Releasing Defendants. Collectively: (a) FINOVA; (b) FINOVA Group;
(c) all officers, directors, and employees of FINOVA or FINOVA Group; (d) the Additional Defendants; (e) all officers and directors of the Additional Defendants (but only with respect to Thaxton-Related Claims arising out of the performance of their duties as officers and directors of the Additional Defendants); and (f) all attorneys and professionals for FINOVA and the Additional Defendants in the Thaxton Debtors' Bankruptcy Cases, the Adversary Proceeding, the Gregory Putative Class Action, and the Society Action.

            Releasing Plaintiffs. Collectively: (a) the Thaxton Debtor Parties;
(b) the Committee Parties; (c) the Proposed Class Representative; and (d) each Proposed Class Member (provided, however, that a Proposed Class Member is not a Releasing Plaintiff if such Proposed Class Member (i) properly and timely executes, files and serves an Opt Out Request in accordance with Section III.C.2 of this Settlement, and (ii) does not properly and timely execute, file and serve an Independent Release in accordance with Section III.C.4.(a) of this Master Settlement Agreement, and (iii) properly and timely files any Subsequent Litigation prior to the Subsequent Litigation Bar Date in accordance with
Section III.C.4.(b) of this Master Settlement Agreement.)



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



            Shope Action. That certain action, filed and currently pending in the Ohio District Court against FINOVA and certain other defendants styled Shope, et al., v. FINOVA Capital Corporation, et al., Case No. C2-04-022.

            Short Form Class Notice. That certain Short Form Class Notice attached hereto as Exhibit 4, or such other short form class notice that explains how to obtain the Class Notice and is in form and substance acceptable to each of the Parties, in its sole and absolute discretion.

            Society Action. That certain mass action, originally filed on June 6, 2006 and thereafter contemplated as proceeding in individual cases, and in various forms currently pending in the South Carolina District Court against FINOVA and the Additional Defendants styled Society for Crippled Children et al., v. Berkshire Hathaway, et al., Case No. 06-cv-01728.

            Society Dismissal Order. An order dismissing the Society Action that is in form and substance acceptable to each of the Parties, in its sole and absolute discretion.

            South Carolina District Court. The United States District Court for the District of South Carolina.

            Southern Debtors. Collectively: (a) Southern Management Corporation, a South Carolina corporation; (b) Southern Financial Management, Inc., a South Carolina corporation; (c) Southern Finance of Tennessee, Inc., a Tennessee corporation; (d) Southern Finance of South Carolina, Inc., a South Carolina corporation; (e) Covington Credit of Texas, Inc., a Texas corporation; (f) Covington Credit of Louisiana, Inc., a Louisiana corporation; (g) Covington Credit of Georgia, Inc., a Georgia corporation; (h) Covington Credit, Inc., an Oklahoma corporation; and (i) Thaxton Investment Corporation, a South Carolina corporation.

            Stipulated Thaxton Trust Account Order. That certain stipulated order, dated as of September 11, 2006, agreed to by FINOVA, the Thaxton Debtors, and the Committee and entered by the Delaware Bankruptcy Court, providing for the establishment of the Thaxton Debtors Trust Account and the funding thereof in the approximate amount of $97,241,258, to be held in escrow.

            Subsequent Litigation. An action commenced by the filing of a complaint in a court of competent jurisdiction by a Proposed Class Member asserting any Claim against any of the Released Defendants.

            Subsequent Litigation Claims Bar Date. 5:00 P.M. prevailing Eastern time on the fifth (5th) Business Day prior to the date on which the hearing on the confirmation of the Plan is scheduled to commence.



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



            Substantive Consolidation Request. Collectively, the Committee Substantive Consolidation Motion, the Thaxton Debtors' Substantive Consolidation Motion, and all other requests made by either the Thaxton Debtors or the Committee seeking similar relief, including the request made by the Thaxton Debtors through the plan of reorganization filed by certain Thaxton Debtors on June 17, 2004 and the amended plan of reorganization filed by certain Thaxton Debtors on September 9, 2004.

            Summary Judgment Appeal. That certain appeal of the Partial Summary Judgment Order filed with the Fourth Circuit by FINOVA and currently pending.

            TGI. The Thaxton Group, Inc., a South Carolina corporation.

            Thaxton Borrowers. The Thaxton Debtors, and certain other Thaxton Debtor Parties that are, or at any time were, parties to the Loan Agreement or any of the Loan Documents.

            Thaxton Debtor Parties. Collectively: (a) the Thaxton Borrowers; (b) the Additional Thaxton Entities; and (c) all of the current and former (i) parents and subsidiaries, predecessors, successors and assigns, officers, directors, partners, shareholders, members, employees, and attorneys and other professionals of (ii) any of the Thaxton Borrowers or the Additional Thaxton Entities.

            Thaxton Debtors: Collectively: (a) TGI, a South Carolina corporation; (b) TICO Credit Company, a Delaware corporation; (c) Thaxton Operating Company, a South Carolina Corporation; (d) Eagle Premium Finance Company, Inc., a Virginia corporation; (e) TICO Premium Finance Company, Inc., a South Carolina corporation; (f) Thaxton Insurance Group, Inc., a South Carolina corporation; (g) Thaxton Commercial Lending, Inc., a South Carolina corporation;
(h) Paragon, Inc., a South Carolina corporation; (i) Modern Central Recovery, an Ohio corporation; (j) TICO Credit Company, Inc., a South Carolina corporation;
(k) TICO Credit Company of North Carolina, Inc., a North Carolina corporation;
(l) TICO Credit Company of Virginia, Inc., a Virginia corporation; (m) TICO Credit Company of Alabama, Inc., an Alabama corporation; (n) TICO Credit Company of Tennessee, Inc., a Tennessee corporation; (o) TICO Credit Company of Mississippi, Inc., a Mississippi corporation; (p) TICO Credit Company of Georgia, Inc., a Georgia corporation; (q) The Modern Finance Company d/b/a TICO Credit Company, an Ohio corporation; (r) TICO Credit Company, a Mississippi corporation; (s) Modern Financial Services, Inc., an Ohio corporation; (t) TICO Credit Company, a Tennessee corporation; (u) Thaxton Investment Corporation, a South Carolina corporation; (v) Southern Management Corporation, a South Carolina corporation; (w) Southern Finance of Tennessee Inc., a Tennessee corporation; (x) Southern Financial Management, Inc., a South Carolina corporation; (y) Covington Credit, Inc., an Oklahoma corporation; (z) Covington Credit of Georgia, Inc., a Georgia corporation; (aa) Covington Credit of Louisiana, Inc., a Louisiana corporation; (bb) Covington Credit of Texas, Inc., a Texas corporation; (cc) Southern Finance of South Carolina, Inc., a South

Carolina corporation; (dd) Quick Credit Corporation, Inc., a South Carolina corporation; and (ee) TICO Credit Corporation, a South Carolina corporation.

            Thaxton Debtors' Bankruptcy Cases. Collectively, the bankruptcy cases of the Thaxton Debtors, filed on the Petition Date and currently pending in the Delaware Bankruptcy Court as Case Nos. 03-13182 through 03-13213.

            Thaxton Debtors' Substantive Consolidation Motion. That certain motion, filed by the Thaxton Debtors in the Delaware Bankruptcy Court on August 16, 2004, seeking substantive consolidation of the assets of the Thaxton Debtors in the Thaxton Debtors' Bankruptcy Cases.

            Thaxton Debtors' Trust Account. That certain escrow account at Wilmington Trust Company, established by the Thaxton Debtors in trust, on September 13, 2006, as follows: Wilmington Trust Company, ABA# 031 100 092, Acct. No. 077867-000.1, Acct. Name: Thaxton Trust Account, Attn:
Steve Cimalore, VP.

            Thaxton Note. Any note or similar evidence of indebtedness, however titled, issued by any of the Thaxton Debtors.

            Thaxton-Related Claims. All Claims arising under or in connection with, or in any way related to: (a) the FINOVA Claims or the administration, collection, enforcement, or performance thereof; (b) the FINOVA Liens or the administration, collection, enforcement, or performance thereof; (c) the Loan Agreement or the administration, collection, enforcement, or performance thereof; (d) any of the Loan Documents or the administration, collection, enforcement, or performance thereof; (e) FINOVA's loans to any of the Thaxton Debtor Parties or the administration, collection, enforcement, or performance thereof; (f) the Thaxton Debtor Parties, in connection with the relationship of FINOVA with the Thaxton Borrowers; and (g) the conduct of the Released Defendants and the Released Plaintiffs in connection with, or in any way related to, any of the foregoing.

            Thaxton Settlement Approval Order. An order in the Thaxton Debtors' Bankruptcy Cases approving the entry of the Thaxton Debtors and the Committee into the Master Settlement Agreement and its terms under Rule 9019 of the Federal Rules of Bankruptcy Procedure as in the best interests of the estates of the Thaxton Debtors, that is in form and substance acceptable to each of the Parties in its sole and absolute discretion.

            TLP Settlement Order. That certain order, dated as of May 3, 2005, pursuant to which FINOVA acquired and was granted a $1.5 million allowed unsecured claim against each of the Thaxton Debtors.

            Voyager. Collectively: (a) Assurant Reinsurance of Turks & Caicos, Ltd., a Turks and Caicos corporation; (b) The Voyager Life Insurance Company, a Georgia corporation; (c) Voyager Life and Health Insurance Company, a Georgia

Corporation; (d) Voyager Indemnity Insurance Company, a Georgia corporation; (e) Voyager Property and Casualty Insurance Company, a South Carolina corporation;
(f) Voyager American Insurance Company, Ltd., a Turks and Caicos company; (g) American Bankers Insurance Company of Florida, a Florida corporation; (h) American Bankers Life Assurance Company of Florida, a Florida corporation; and
(i) American Reliable Insurance Company, an Arizona corporation.

            Withdrawal Right. The right to reject and withdraw from this Master Settlement Agreement and the Plan, and all agreements made in connection therewith.

            Wood Action. That certain action, originally filed in the Superior Court for Gwinnett County, Georgia against FINOVA and certain other defendants styled Wood, et al. v. FINOVA Capital Corporation, et al., Case No. 03-A13343-8, and currently pending in the Georgia District Court as Case No. 04-CV-0011.

                             II. DIVISION OF ASSETS
                                 ------------------

      A.    TREATMENT OF FINOVA.
            --------------------

            FINOVA shall retain the FINOVA Claims and the FINOVA Liens upon only the following property, and receive from the Thaxton Debtors with respect to the FINOVA Claims and FINOVA Liens (receipt of which shall fully satisfy and discharge such FINOVA Claims and FINOVA Liens):

1. Cash. On the Effective Date, all of the amounts then in the Thaxton Debtors' Trust Account, except for (a) $16 million and (b) all interest actually earned on such $16 million by the Thaxton Debtors since August 16, 2006; and

2. Other Property. On the later of the Effective Date or ten days following the Thaxton Debtors' receipt thereof, 50% of all net recoveries (after deducting all litigation expenses from the gross recoveries) in excess of $2.27 million, in the aggregate, from all Avoidance Actions, excluding any recoveries from Voyager or Garrett; provided, however, that nothing herein creates an obligation for the Thaxton Debtors to pursue such Avoidance Actions.

            Except as set forth in this Section II.A and except as provided elsewhere in this Master Settlement Agreement (including, without limitation, in Sections III.C, III.D, IV, V and VI of this Master Settlement Agreement), FINOVA waives and releases its FINOVA Claims and FINOVA Liens upon all real and personal property of the Thaxton Debtors, including all seniority rights with respect thereto, including, but not limited to, those granted under the Thaxton Notes and the Indenture dated February 17, 1998 by and between TGI and Bank of New York, N.A.

      B.    TREATMENT OF PROPOSED CLASS MEMBERS AND OTHER CREDITORS.
            --------------------------------------------------------

            On or after the Effective Date, all real and personal tangible and intangible property of the Thaxton Debtors (other than the property to be received by FINOVA under Section II.A above), including, without limitation, the cash and other assets, and the beneficial ownership of the stock, of the Southern Debtors, shall, subject to the provisions of this Master Settlement Agreement (including, without limitation, Sections III.C.4 and III.D of this Master Settlement Agreement), be distributed to or for the benefit of creditors of the Thaxton Debtors, other than FINOVA, pursuant to the Plan.

            All sums received under this Section II.B from the Thaxton Debtors' Trust Account shall be deemed to be received from the first amounts provisionally paid to FINOVA during the Thaxton Debtors' Bankruptcy Cases.

            The Proposed Class Representative and the Committee represent that they have received no offers to purchase all or substantially all of such assets or stock of the Southern Debtors as of September 17, 2006. The Thaxton Debtors represent that they have received no written offers for all or substantially all of the assets or stock of the Southern Debtors that they have presented to their boards of directors, and they have no such written offers to present to their boards of directors as of September 17, 2006.

            Solely for purposes of implementing the terms of this Master Settlement Agreement, and subject in all cases to Sections V and VI of this Master Settlement Agreement, FINOVA consents and agrees that the Plan may provide for the substantive consolidation of some or all of the estates of the Thaxton Debtors, and FINOVA shall, upon request of any of the Parties made in accordance with Section VII.D of this Master Settlement Agreement, withdraw its objection to the Substantive Consolidation Request.

              III. STEPS TO IMPLEMENTATION; OPT OUTS; NOTE SELLERS
                   -----------------------------------------------

      A.    THE LITIGATION AND BAR DATES.
            -----------------------------

            All Parties agree that they will take all reasonable steps necessary to cause the Dismissal Orders and the Society Dismissal Order to be entered prior to or on the Effective Date. Upon execution of this Master Settlement
Agreement: (1) the Thaxton Debtors and the Committee agree to as soon as practicable request that the Delaware Bankruptcy Court enter the Thaxton Settlement Approval Order and an order setting the Note Seller Notice Date and the Subsequent Litigation Claims Bar Date; and (2) FINOVA and the Committee agree to as soon as practicable request that the Fourth Circuit stay the Summary Judgment Appeal and the Injunction Appeal.


      B.    THE GREGORY PUTATIVE CLASS ACTION.
            ----------------------------------

            The Parties agree that they will take all reasonable steps necessary to cause the Proposed Class to be certified in the Gregory Putative Class Action pursuant to the Preliminary Class Settlement Approval Order, subject in all cases to the provisions of this Master Settlement Agreement (including, without limitation, Sections V and VI of this Master Settlement Agreement). Upon execution of this Master Settlement Agreement, the Proposed Class Counsel will immediately seek the South Carolina District Court's approval of the Preliminary Class Settlement Approval Order. The Parties recognize that each Proposed Class Member may elect to opt out of the settlement embodied by this Master Settlement Agreement for the Gregory Putative Class Action.

      C.    TREATMENT OF OPT OUTS.
            ----------------------

            The Parties agree that notice to each Proposed Class Member, and the method for opting out, shall be accomplished in the manner set forth in this
Section III.C.

            1. Class Notice Mailing Date. On the Class Notice Mailing Date, Proposed Class Counsel shall send the Class Notice, via United States mail, postage prepaid, at the last known address, to each known Proposed Class Member that either: (a) held a Claim against any of the Thaxton Debtors as of the Petition Date or the Class Notice Mailing Date; or (b) is a Claims Trader who has purchased or been transferred or assigned a Claim against any of the Thaxton Debtors on or after the Petition Date. On each of the Publication Dates, Proposed Class Counsel shall publish a copy of the Short Form Class Notice in each of the Publication Venues.

            2. Method For Opting Out. In order to opt out, a Proposed Class Member must, no later than the Opt Out Date, file with the clerk of the South Carolina District Court, and serve upon each of the Parties and the Independent Processing Agent in accordance with Section VII.D of this Master Settlement Agreement, a written, original, fully completed and executed Opt Out Request.

            3. Failure To Properly And Timely Execute An Opt Out Request. Any Proposed Class Member that fails to timely and properly execute, file, and serve an Opt Out Request in compliance with Section III.C.2 of this Master Settlement Agreement shall: (a) be deemed to be bound by the terms of this Master Settlement Agreement and, inter alia, be deemed to have granted the releases and covenants not to sue set forth in this Master Settlement Agreement and the Plan; and (b) be entitled to receive such Proposed Class Member's pro rata share of the sums to be distributed to the Proposed Class under Section II.B of this Master Settlement Agreement.

            4.    Effect Of Proper And Timely Execution Of An Opt Out Request.

                  (a) Creditors That Provide An Independent Release. If a Proposed Class Member timely and properly executes, files and serves an Opt Out Request in compliance with Section III.C.2 of this Master Settlement Agreement, and also, no later than the Independent Release Date, delivers to each of FINOVA and the Additional Defendant Parties in accordance with Section VII.D of this Master Settlement Agreement, an original, fully completed and executed Independent Release, such Proposed Class Member shall be entitled to its entire pro rata share of the distribution to the Proposed Class under Section II.B of this Master Settlement Agreement.

                  (b) Creditors That Fail To Provide An Independent Release. The Thaxton Debtors, the Committee, and the Proposed Class Representative on behalf of the Proposed Class have requested that each Proposed Class Member that timely and properly executes, files and serves an Opt Out Request in compliance with Section III.C.2 of this Master Settlement Agreement be entitled, notwithstanding such Opt Out Request, to share in the distribution made pursuant to Section II.B of this Master Settlement Agreement. In consideration for the agreement of FINOVA and the Additional Defendants to that request, the Parties have agreed as follows:

                  (i) Subsequent Litigation Claims Bar Date. If a Proposed Class Member timely and properly executes, files and serves an Opt Out Request in compliance with Section III.C.2 of this Master Settlement Agreement, but such Proposed Class Member fails to timely and properly execute, file and serve an Independent Release in accordance with the provisions of Section III.C.4.(a) of this Master Settlement Agreement, such Proposed Class Member shall be required to commence any Subsequent Litigation no later than the Subsequent Litigation Claims Bar Date.

                        (ii) Failure to Comply With Subsequent Litigation Claims Bar Date. If a Proposed Class Member fails to commence any Subsequent Litigation by the Subsequent Litigation Claims Bar Date, such Proposed Class Member shall, notwithstanding the timely and proper execution, filing, and service of an Opt Out Request in compliance with Section III.C.2 of this Master Settlement Agreement: (a) be bound by the terms of this Master Settlement Agreement and, inter alia, be deemed to have granted the releases and covenants not to sue set forth in this Master Settlement Agreement and the Plan; and (b) be entitled to its entire pro rata share of the distribution to the Proposed Class under Section II.B of this Master Settlement Agreement.

                        (iii) Compliance With Subsequent Litigation Claims Bar Date. In the event such Proposed Class Member does file any Subsequent Litigation by the Subsequent Litigation Claims Bar Date, any distribution that would have been made to such Proposed Class Member under the Plan shall be held in escrow pursuant to the Plan pending resolution of such Subsequent Litigation by a Final Order of a court of competent jurisdiction. In any such Subsequent Litigation, the provisions of Sections VI.B.1 and VI.B.3 of this Master Settlement Agreement shall be deemed to apply.

      D.    TREATMENT OF NOTE SELLER CLAIMS.
            --------------------------------

            The Proposed Class includes certain Note Sellers. The purpose of this Section III.D is to establish a mechanism by which a Note Seller can give notice of his, her, or its intent to assert a claim with respect to the consideration that FINOVA and the Thaxton Debtors will provide through this Master Settlement Agreement and the Plan.

            1. Method For Preservation Of Note Seller Claim. In order to assert a Note Seller Claim, a Proposed Class Member must, no later than the Note Seller Notice Date, file with the clerk of the Delaware Bankruptcy Court, and serve upon each of the Parties and the Independent Processing Agent in accordance with Section VII.D of this Master Settlement Agreement, an original, fully completed and executed Note Seller Notice Of Intent To Assert Claim Form asserting the amount of such claim and setting forth the name of the Claims Trader that purchased such claim from the Note Seller. In addition, the Proposed Class Member shall, no later than the Note Seller Notice Date, be required to serve such original, fully completed and executed Note Seller Notice Of Intent To Assert Claim Form upon the identified Claims Trader.

            2. Effect of Preservation Of Note Seller Claim. If a Proposed Class Member fails to timely and properly execute, file and serve a Note Seller Notice Of Intent To Assert Claim Form in compliance with Section III.D.1 of this Master Settlement Agreement, such Proposed Class Member shall: (a) be bound of the terms of this Master Settlement Agreement and, inter alia, be deemed to have been granted the releases and covenants not to sue set forth in this Master Settlement Agreement and the Plan; (b) be barred from asserting its Note Seller Claim against any of the Released Defendants or any of the Thaxton Debtor Parties; and (c) be entitled to no part of the distribution made in the Thaxton Debtors' Bankruptcy Cases to the Proposed Class under Section II.B of the Master Settlement Agreement. In the event such Proposed Class Member does timely and properly execute, file and serve a Note Seller Notice Of Intent To Assert Claim Form in compliance with Section III.D.1 of this Master Settlement Agreement, such Proposed Class Member shall: (x) be bound of the terms of this Master Settlement Agreement and, inter alia, be deemed to have been granted the releases and covenants not to sue set forth in this Master Settlement Agreement and the Plan; and (y) be entitled to commence an action against the identified Claims Trader that receives a distribution in which the Note Seller claims an interest, in any jurisdiction and venue appropriate under the written agreement between the Note Seller and Claims Trader. Notwithstanding anything to the contrary in this Master Settlement Agreement or the Plan (including anything to the contrary in this Section III.D.2), in the event that either the Note Seller or the identified Claims Trader timely and properly executes, files and serves an Opt Out Request in compliance with Section III.C.2 of this Master Settlement Agreement, all rights of the Note Seller and the identified Claims Trader (including the rights to any distribution) shall be governed by the provisions of Section III.C.4 of this Master Settlement Agreement.

      E.    PAYMENTS TO PROPOSED CLASS COUNSEL.
            -----------------------------------

            The Proposed Class Counsel agree to limit their request for fees and expenses in connection with the Settled Class Action and the settlement of class claims against Cherry, Bekaert & Holland, LLP and Moore & Van Allen, PLLC, in the aggregate, to the amounts set forth in Exhibit 5 of this Master Settlement Agreement.

                                  IV. RELEASES
                                      --------

      A.    RELEASES IN FAVOR OF DEFENDANTS.
            --------------------------------

            On the Effective Date, and subject in all cases to the provisions of this Master Settlement Agreement (including, without limitation, Sections V and VI hereof), each of the Thaxton Borrowers, the Additional Thaxton Entities, and the Committee Parties shall be deemed to generally and irrevocably release and forever discharge, and shall be deemed to have given a covenant not to sue in favor of, FINOVA and FINOVA Group from all Claims, including, without limitation: (1) any claims for payment of any secured, administrative, priority, unsecured or other claims against the Thaxton Debtors of any person or entity (including, without limitation, any attorneys for any Proposed Class Member); and (2) any expenses for the ongoing administration of the Thaxton Debtors' Bankruptcy Cases.

            On the Effective Date, and subject in all cases to the provisions of this Master Settlement Agreement (including, without limitation, Sections V and VI hereof), each of the Releasing Plaintiffs shall be deemed to irrevocably release and forever discharge, and shall be deemed to have given a covenant not to sue in favor of, the Released Defendants from all Thaxton-Related Claims, including, without limitation: (1) any claims for payment of any secured, administrative, priority, unsecured or other claims against the Thaxton Debtors of any person or entity (including, without limitation, any attorneys for any Proposed Class Member); and (2) any expenses for the ongoing administration of the Thaxton Debtors' Bankruptcy Cases.

            The releases described in this Section IV.A shall also be either:
(1) granted in the Thaxton Settlement Approval Order and incorporated in the Plan; or (2) granted in and by the Plan.

      B.    RELEASES IN FAVOR OF PLAINTIFFS.
            --------------------------------

            On the Effective Date, except as set forth in this Master Settlement Agreement (including, without limitation, in Section II.A hereof), and subject in all cases to the provisions of this Master Settlement Agreement (including, without limitation, Sections V and VI hereof), FINOVA and FINOVA Group shall be deemed to generally and irrevocably release and forever discharge, and shall be deemed to have given a covenant not to sue in favor of, each of the Thaxton Borrowers, the Additional Thaxton Entities, and the Committee Parties from: (1) all FINOVA Claims, including all seniority rights granted under the Thaxton Notes and the Indenture dated February 17, 1998 by and between TGI and Bank of New York, N.A.; and (2) all liens of FINOVA against any of the assets of the Thaxton Debtor Parties, whether arising as a matter of contract law or otherwise (including, without limitation, the FINOVA Liens).

            On the Effective Date, except as set forth in this Master Settlement Agreement (including, without limitation, in Section II.A hereof), and subject in all cases to the provisions of this Master Settlement Agreement (including, without limitation, Sections V and VI hereof), each of the Releasing Defendants shall be deemed to irrevocably release and forever discharge, and shall be deemed to have given a covenant not to sue in favor of, each of the Released Plaintiffs from all Thaxton-Related Claims, including (from FINOVA only) from all seniority rights granted under the Thaxton Notes and the Indenture dated February 17, 1998 by and between TGI and Bank of New York, N.A.

            The releases described in this Section IV.B shall also be either:
(a) granted in the Thaxton Settlement Approval Order and incorporated in the Plan; or (b) granted in and by the Plan.

      C.    NO RELEASE OF VOYAGER.
            ----------------------

            Notwithstanding any language or provision herein, nothing in this Master Settlement Agreement shall release or be deemed to have released the Claims of any of the Thaxton Debtor Parties against Voyager.

               V. BANKRUPTCY COURT APPROVAL; CONDITIONS PRECEDENT
                  -----------------------------------------------

      A.    BANKRUPTCY COURT APPROVAL.
            --------------------------

            This Master Settlement Agreement is expressly conditioned upon the entry of both the Thaxton Settlement Approval Order and the FINOVA Settlement Approval Order. Upon such orders becoming Final Orders, this Master Settlement Agreement shall become binding on all of the Parties. In the event either the Thaxton Settlement Approval Order or the FINOVA Settlement Order is not entered or does not become a Final Order, this Master Settlement Agreement shall be null and void ab initio and the provisions of Sections VI.B.1 and VI.B.2 of this Master Settlement Agreement shall apply. Upon entry of a Thaxton Settlement Approval Order that is a Final Order and entry of a FINOVA Settlement Approval Order that is a Final Order, the Parties agree to execute such documents as are necessary to give effect to the Master Settlement Agreement.

      B.    CONDITIONS PRECEDENT TO EFFECTIVE DATE.
            ---------------------------------------

            Notwithstanding Section V.A of this Master Settlement Agreement, and subject in all cases to Section VI of this Master Settlement Agreement: (1) all transactions that are to occur, and all actions and obligations that are to be performed, on or after the Effective Date under this Master Settlement Agreement shall be conditioned upon the occurrence of the Effective Date; and (b) the following are, unless waived in writing by all Parties, conditions precedent to the occurrence of the Effective Date, such that the Effective Date may not occur until the second Business Day following the last of the following dates:

      A. The date on which the Preliminary Class Settlement Approval Order becomes a Final Order.

      B. The date on which the Thaxton Settlement Approval Order becomes a Final Order.

      C. The date on which the FINOVA Settlement Approval Order becomes a Final Order.

      D. The date on which the Final Class Settlement Approval Order becomes a Final Order.

      E.    The date on which the Disclosure Statement Order becomes a Final
Order.

      F.    The date on which the Plan Confirmation Order becomes a Final Order.

      G. The date on which the Order Vacating Partial Summary Judgment Order becomes a Final Order.

      H.    The date on which each of the Dismissal Orders becomes a Final
Order.

      I.    The date on which the Society Dismissal Order becomes a Final Order.

                        VI. TERMINATION/WITHDRAWAL RIGHTS
                            -----------------------------

      A.    GROUNDS FOR EXERCISE OF WITHDRAWAL RIGHT.
            -----------------------------------------

            A Party may exercise a Withdrawal Right only under the following circumstances:

            1. Default. If a Party defaults on its material obligations under this Master Settlement Agreement or the Plan, then any other Party shall have the right to notify all Parties in writing, pursuant to Section VII.D below, of such default. If such default remains uncured for ten (10) days following the date on which the defaulting Party receives notice of the default, then any Party to this Master Settlement Agreement other than the defaulting party may exercise a Withdrawal Right.

            2. Excessive Opt Outs. FINOVA shall have the exclusive right to exercise a Withdrawal Right by so notifying the other Parties in writing, in accordance with Section VII.D, no later than the fifth (5th) Business Day following the Opt Out Date, if: (a) the aggregate amount of claims, including principal and interest, of all Proposed Class Members (including all Note Sellers and Claims Traders) that timely and properly file an Opt Out Request in compliance with Section III.C.2 of this Master Settlement exceeds the Opt Out Amount; or (b) if any of the Prospective Class Members listed on Exhibit 6 hereto timely and properly files an Opt Out Request in compliance with Section III.C.2 of this Master Settlement Agreement.

            3. Failure Of Effective Date To Occur. Schedule 1 attached hereto reflects the Parties' general intent as to how to proceed to satisfy the Conditions Precedent To Effective Date set forth in Section V.B of this Master Settlement Agreement. The Parties acknowledge that the dates listed on Schedule 1 are estimates only, and subject to the schedules of the various courts involved and the Parties, but each of the Parties agrees that it shall use its best efforts to cause compliance with Schedule 1. In no event, however, shall the failure of any of the Parties to comply with any of the dates in Schedule 1 grant any Party a Withdrawal Right; provided, however, that notwithstanding the foregoing, if, for any reason, the Effective Date does not occur by May 31, 2007, any Party shall thereafter have the right, in its sole and absolute discretion, to exercise a Withdrawal Right by so notifying the other Parties in writing, in accordance with Section VII.D of this Master Settlement Agreement.

      B.    TERMINATION.
            ------------

            1. Acknowledgements. The Parties acknowledge that the agreement by FINOVA and the Additional Defendants to class certification is based on the terms of this Master Settlement Agreement, which eliminates individual questions as to whether particular class members are entitled to recovery and questions as to whether a class action is the superior manner of adjudicating the claims by Proposed Class Members against FINOVA and the Additional Defendants, and that the agreement by FINOVA and the Additional Defendants to the substantive consolidation of the estates of the Thaxton Debtors is conditioned on the use of substantive consolidation to implement the terms of this Master Settlement Agreement.

            2. Termination By Exercise Of Withdrawal Right. Upon timely and proper exercise by any Party of a Withdrawal Right under Section VI.A of this Master Settlement Agreement, this Master Settlement Agreement shall terminate automatically and immediately, without the need for further action. Upon termination under this Section VI.B.2: (a) (i) all provisions of this Master Settlement Agreement, (ii) all provisions of the Plan, (iii) any court rulings relating thereto or entered in connection therewith, including, without limitation, the Preliminary Class Settlement Approval Order, Thaxton Settlement Approval Order, FINOVA Settlement Approval Order, Final Class Settlement Approval Order, Disclosure Statement Order, Plan Confirmation Order, Order Vacating Partial Summary Judgment, Dismissal Orders, and Society Dismissal Order, and (iv) all releases (including, without limitation, any Independent Releases) and covenants not to sue granted in the Master Settlement Agreement or the Plan shall be null and void ab initio; (b) none of the provisions of this Master Settlement Agreement, the Plan, any court rulings or orders entered in connection with the Master Settlement Agreement or the Plan, (including, without limitation, the Preliminary Class Settlement Approval Order, Thaxton Settlement Approval Order, FINOVA Settlement Approval Order, Final Class Settlement

Approval Order, Disclosure Statement Order, Plan Confirmation Order, Order Vacating Partial Summary Judgment, Dismissal Orders, and Society Dismissal Order), or any of the other documents entered into (or written or oral statements made) in connection with the settlement of the Litigation referenced herein (i) shall constitute an admission or stipulation of liability, an admission or stipulation of any facts or circumstances referenced herein, or an admission, stipulation, or judicial determination that any relief sought by any of the Parties (including, without limitation, a request for class certification or the Substantive Consolidation Request) is appropriate, or (ii) may be used as evidence of consent or liability, or admitted as evidence in the Litigation or otherwise for any purpose; (c) notwithstanding the entry of the Preliminary Class Settlement Approval Order or anything contained therein, the Proposed Class shall automatically be decertified without the necessity for court action;
(d) notwithstanding the entry of the Confirmation Order or anything contained therein, the Plan shall automatically be revoked and considered null and void without the necessity for court action; (e) FINOVA and the Additional Defendants shall have the right to object to the maintenance of a class action in any court, and to object to the substantive consolidation of the estates of the Thaxton Debtors; and (f) FINOVA shall retain its FINOVA Claims, FINOVA Liens, and any other Claims against any person or entity.

            3. Termination By Subsequent Litigation. In the event of any timely and proper Subsequent Litigation, this Master Settlement Agreement shall terminate automatically and immediately, but only as between the Released Defendants and the plaintiff(s) in such Subsequent Litigation. Upon termination under this Section VI.B.3, solely as between the Released Defendants and the plaintiff(s) in such Subsequent Litigation: (a) (i) all provisions of this Master Settlement Agreement, (ii) all provisions of the Plan, (iii) any court rulings or orders relating thereto or entered in connection therewith, including, without limitation, any Confirmation Order, Preliminary Class Settlement Approval Order, Final Class Settlement Approval Order, Order Vacating Partial Summary Judgment, and Dismissal Orders, and (iv) all releases (including, without limitation, any Independent Releases) and covenants not to sue granted in the Master Settlement Agreement or the Plan shall be null and void ab initio; (b) none of the provisions of this Master Settlement Agreement, the Plan, any court rulings or orders entered in connection with the Master Settlement Agreement or the Plan (including, without limitation, any Confirmation Order, Preliminary Class Settlement Approval Order, Final Class Settlement Approval Order, Order Vacating Partial Summary Judgment, and Dismissal Orders) or any of the other documents entered into (or written or oral statements made) in connection with the settlement of the Litigation referenced herein (i) shall constitute an admission or stipulation of liability, an admission or stipulation of any facts or circumstances referenced herein, or an admission, stipulation, or judicial determination that any relief sought by any of the Parties (including, without limitation, a request for class certification or the Substantive Consolidation Request) is appropriate, or (ii) may be used as evidence of consent or liability, or admitted as evidence in the Litigation or otherwise for any purpose; (c) notwithstanding the entry of the Confirmation Order or anything contained therein, the Plan shall automatically be revoked and considered null and void without the necessity for court action; (d) FINOVA and the Additional Defendants shall have the right to object to the substantive consolidation of the estates of the Thaxton Debtors; and (f) FINOVA shall retain
(i) the FINOVA Claims, (ii) the FINOVA Liens, and (iii) any other Claims and priority rights vis-a-vis the plaintiffs in such Subsequent Litigation.

                               VII. MISCELLANEOUS
                                    -------------

      A.    RELEASE OF ATTORNEYS' LIEN.
            ---------------------------

            In consideration of this Agreement, Proposed Class Counsel hereby waive, discharge and release the Parties from any and all claims for attorneys' fees, by lien or otherwise, for legal services rendered by Proposed Class Counsel in connection with the Litigation; provided, however, that Proposed Class Counsel shall be paid out of proceeds derived from the Litigation or out of the sums to be distributed to the Proposed Class Members pursuant to Section II.B of this Master Settlement Agreement.

      B.    EXCULPATION.
            ------------

            Each of the Parties acknowledges and agrees that the Plan may contain exculpation and discharge provisions in form and substance acceptable to each of the Parties, in its sole and absolute discretion.

      C.    COOPERATION.
            ------------

            The Parties and their attorneys agree to cooperate fully with one another in seeking Court approval of this Master Settlement Agreement and the Plan, and to use their best efforts to effect the consummation of this Master Settlement Agreement and the settlement provided for in it.

      D.    NOTICES TO PARTIES.
            -------------------

            All notices and other documents to be provided hereunder shall be in writing and deemed to have been given or made: (1) if delivered in person, immediately upon delivery, (2) if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; (3) if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and (4) if by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this
Section VII.D):

If to FINOVA:                             Andrew R. Cardonick, Esq.
                                          Daniel P. Shapiro, Esq.
                                          Steven A. Levy, Esq.
                                          GOLDBERG KOHN
                                          55 E. Monroe, 37th Floor
                                          Chicago, IL  60603
                                          Phone:  (312) 201-4000
                                          Fax:  (312) 332-2196

If to any of the Thaxton                  C. Richard Rayburn, Jr., Esq.
Debtors:                                  Albert D. Durham, Esq.
                                          RAYBURN COOPER & DURHAM, P.A.
                                          227 West Trade Street, Suite 1200
                                            Charlotte, NC 28202
                                           Phone: (704) 334-0891
                                            Fax: (704) 377-1897

                                          Judge Walter T. Cox, III, Esq.
                                          Gus M. Dixon, Esq.
                                          James K. Lehman, Esq.
                                          NELSON MULLINS RILEY &
                                          SCARBOROUGH, LLP
                                          1320 Main Street
                                          Columbia, South Carolina 29201
                                          Phone: (803) 255-9491
                                          Fax: (803) 255-5160

If to the Proposed Class:                 Gilbert Scott Bagnell, Esq.
                                          BAGNELL & EASON, LLC
                                          1201 Main Street, Suite 1980
                                          Columbia, SC  20201
                                          Phone: (803) 748-1333
                                          Fax: (803) 748-1300

If to the Committee:                      Alan Kolod, Esq.
                                          Mark N. Parry, Esq.
                                          MOSES & SINGER, LLP
                                          The Chrysler Building
                                          405 Lexington Avenue
                                          12th Floor
                                          New York, NY  10174-1299
                                          Phone: (212) 554-7800
                                          Fax: (212) 554-7700

If to any of the Additional               Michael D. Zimmerman, Esq.
Defendants or the Additional              SNELL & WILMER, LLP
Defendant Parties:                        15 West South Temple
                                          Suite 1200
                                          Salt Lake City, UT  84101
                                           Phone: (801) 257-1964
                                            Fax: (801) 257-1800


If to the Independent                     Berdon Claims Administration, LLC
Processing Agent:                         P.O. Box 9014
                                             Jericho, NY 11753

            The persons and addresses designated in this Section VII.D may be changed by any signatory party by written notice to the other signatory parties.

      E.    SUCCESSORS AND ASSIGNS.
            -----------------------

            This Master Settlement Agreement and any other document referred to herein or therein shall be binding upon and inure to the benefit of and be enforceable by each of the Parties and their respective successors and assigns. Each and every term of this Master Settlement Agreement shall be binding upon and inure to the benefit of each of the Parties and their respective successors and assigns, all of which persons and entities are intended to be beneficiaries of this Master Settlement Agreement.

      F.    ENTIRE AGREEMENT.
            -----------------

            This Master Settlement Agreement, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Master Settlement Agreement and any schedule or exhibit hereto, the terms of this Master Settlement Agreement shall govern.

      F.    COUNTERPARTS.
            -------------

            This Master Settlement Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Master Settlement Agreement by facsimile shall have the same force and effect as the delivery of an original executed counterpart of this

Master Settlement Agreement. Any party delivering an executed counterpart of any such agreement by facsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

      G.    GOVERNING LAW.
            --------------

            The validity, interpretation and enforcement of this Master Settlement Agreement shall be governed by the internal laws of the State of Delaware (without giving effect to principles of conflicts of law).

      H.    REPRESENTATION BY COUNSEL.
            --------------------------

            The Parties recognize and hereby acknowledge that each of the Parties was represented by counsel, and that they received independent legal advice with respect to the advisability of entering into this Master Settlement Agreement. Each of the Parties acknowledges that: (a) the negotiations leading up to this Master Settlement Agreement were conducted regularly and at arm's length; (b) this Master Settlement Agreement is made and executed by and of each Party's own free will; (c) each Party knows all of the relevant facts and his or its rights in connection therewith; and (d) he, she or it has not been improperly influenced or induced to make this settlement as a result of any act or action on the part of any party or employee, agent, attorney or representative of any Party to this Master Settlement Agreement. The Parties further acknowledge that they entered into this Master Settlement Agreement because of their desire to avoid the further expense and inconvenience of the Litigation and other disputes, and to compromise permanently and settle the claims among the Parties settled by the execution of this Master Settlement Agreement.

      I.    POWER TO EXECUTE SETTLEMENT AGREEMENT.
            --------------------------------------

            Each of the Parties hereto does hereby represent and warrant as to itself that it has the power and authority to execute this Master Settlement Agreement, and that, when executed and delivered by them or their undersigned officers or other representatives, and subject to entry of the Thaxton Debtors' Approval Order and the FINOVA Settlement Approval Order and in all cases to Sections V and VI of this Master Settlement Agreement, this Master Settlement Agreement shall be valid and legally binding against it.

      J.    MASTER SETTLEMENT AGREEMENT CONTROLS.
            -------------------------------------

            To the extent there is any conflict between the terms of this Master Settlement Agreement and any other document or order (including, without limitation, the Plan or the Confirmation Order), this Master Settlement Agreement shall control.

      K.    HEADINGS.
            ---------

            The headings in this Master Settlement Agreement are for informational purposes only, and shall not constitute a part of this Master Settlement Agreement.



                  [remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto, and their respective counsel of record, have so agreed, on October 31, 2006.



                                        FINOVA CAPITAL CORPORATION


Dated:                                  By:
            ----------                      ------------------------------------
                                            Phil Donnelly, Esq.
                                            Senior Vice President
                                            General Counsel And Secretary


                                        THE THAXTON DEBTORS


Dated:                                  By:
            ----------                      ------------------------------------
                                            Robert Dunn
                                            President


                                        THE PROPOSED CLASS


Dated:                                  By:
            ----------                      ------------------------------------
                                        John C. Tibbs
                                        Proposed Class Representative


                                        THE COMMITTEE


Dated:                                  By:
            ----------                      ------------------------------------
                                        Counsel To The Committee


                                        THE ADDITIONAL DEFENDANTS


Dated:                                  By:
            ----------                      ------------------------------------
                                        Michael Zimmerman, Esq.
                                        Counsel To The Additional Defendants